UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 19, 2026

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802			22-0760120
(Commission File Number)			(IRS Employer Identification No.)

1 Becton Drive,	Franklin Lakes,	New Jersey	07417-1880
(Address of Principal Executive Offices)			(Zip Code)

(201)	847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
3.519% Notes due February 8, 2031	BDX31	New York Stock Exchange
3.828% Notes due June 7, 2032	BDX32A	New York Stock Exchange
3.855% Notes due May 20, 2033	BDX33A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 19, 2026, Michael D. Garrison, Executive Vice President and President of the Medical Essentials and BioPharma Systems segments of Becton, Dickinson and Company (“BD”), informed BD of his intention to retire. Dr. Garrison will remain in his role through the end of the fiscal year to support a smooth transition. A comprehensive search is underway to identify the next President of the Medical Essentials segment. Going forward, to streamline BD's operating model, the BioPharma Systems segment will report directly to Thomas E. Polen, Chairman, CEO and President of BD.

Item 7.01     REGULATION FD DISCLOSURE

On July 22, 2026, BD issued a press release relating to the matters described above in Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. The information in this Item 7.01 shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99.1     Press release dated July 22, 2026 which is furnished pursuant to Item 7.01.

Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Stephanie M. Kelly
Stephanie M. Kelly
Chief Securities and Governance Counsel, Corporate Secretary
Date: July 22, 2026